EXHIBIT 99.1
                        NOTEHOLDERS REPORT
                CRUSADE GLOBAL TRUST NO. 2 OF 2001

                 Coupon Period Ending 21 June 2004


USD NOTES
-------------------------------------------------------------------------------------------------
                     FV              Bond      Coupon      Coupon         Principal      Charge
                 Outstanding        Factor      Rate      Payments        Payments        Offs
                    (USD)                                   (USD)          (USD)          (USD)
                 --------------   ----------   --------   ----------   --------------    -------

Class A Notes    274,243,590.16   34.280449%   1.28500%   986,369.14    29,423,310.53     0.00

                     FV              Bond      Coupon      Coupon         Principal      Charge
                 Outstanding        Factor      Rate      Payments        Payments        Offs
                    (AUD)                                   (AUD)          (AUD)          (AUD
                 --------------   ----------   --------   ----------   --------------    -------

Class B Notes     37,550,000.00  100.000000%   5.96950%   558,851.51             0.00     0.00
Class C Notes      3,235,000.00  100.000000%   6.18950%    49,920.44             0.00     0.00


                                                                  31-May-04
POOL SUMMARY                                                         AUD
------------                                                     -----------

Outstanding Balance - Variable Rate Housing Loans                473,575,542
Outstanding Balance - Fixed Rate Loans                            81,546,614
Number of Loans                                                        4,988
Weighted Average Current LVR                                          56.37%
Average Loan Size                                                    111,292
Weighted Average Seasoning                                           47 mths
Weighted Average Term to Maturity                                   248 mths


PRINCIPAL COLLECTIONS                                                AUD
                                                                ------------
Scheduled Principal Payments                                    5,472,145.52
Unscheduled Principal Payments                                 55,006,849.51
Redraws                                                         5,379,162.58


Principal Collections                                          55,099,832.45



TOTAL AVAILABLE PRINCIPAL                                           AUD
-------------------------                                      -------------

Principal Collections                                          55,099,832.45
Principal Charge Offs                                                   0.00
Principal Draw                                                          0.00
Total Available Principal                                      55,099,832.45



Outstanding Principal Draws From Previous Period                        0.00
Principal Distributed                                          55,099,832.45
Principal Retained                                                      0.00


TOTAL AVAILABLE FUNDS                                               AUD
---------------------                                          -------------
Available Income                                               11,213,711.66
Principal Draw                                                          0.00
Liquidity Draw                                                          0.00

Total Available                                                11,213,711.66


REDRAW & LIQUIDITY FACILITIES                                      AUD
-----------------------------                                 --------------
Redraw Shortfall                                                        0.00
Redraw Carryover Charge Offs                                            0.00


CPR
---
                          Mar-04   Apr-04   May-04
                          ------   ------   ------
              1 mth CPR   30.60%   26.90%   28.74%

ARREARS
-------
               % of pool
              (by number)
              -----------
31 - 59 days     0.69%
60 - 89 days     0.20%
90+ days         0.29%
Defaults*         Nil
Losses            Nil